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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 4, 2003



                            MRV COMMUNICATIONS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                       06-1340090
(STATE OR OTHER JURISDICTION OF                         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NUMBER)

      20415 NORDHOFF STREET
         CHATSWORTH, CA                                      91311
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


                    ISSUER'S TELEPHONE NUMBER: (818) 773-0900

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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Item 5. Other Events and Regulation FD Disclosure.

On June 4, 2003, registrant issued a press release announcing that it had completed the previously announced sale of its 5-year convertible notes to an institutional buyer in a private offering, resulting in gross proceeds of $23 million. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (a)   Financial Statements - Not applicable
   (b)   Pro Forma Financial Information - Not applicable
   (c)   Exhibits:
         99.1     Press Release of June 4, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 4, 2003

                                     MRV COMMUNICATIONS, INC.



                                     By:   /s/ Noam Lotan
                                           -------------------------------------
                                           Noam Lotan
                                           President and Chief Executive Officer


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